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                                                                   10.(iv)(D)(8)


                      MONTGOMERY WARD & CO., INCORPORATED

                               Second Amendment
                                    to the
                      Montgomery Ward & Co., Incorporated
                           Retirement Security Plan

     WHEREAS, Montgomery Ward & Co., Incorporated, an Illinois corporation ("Ward"), maintains the Montgomery Ward & Co., Incorporated Retirement Security Plan ("Plan"); and

     WHEREAS, pursuant to Section 17.1 Power to Amend, the Board of Directors of
                                       --------------
Ward ("Board") has reserved the right to amend, suspend, discontinue or terminate the Plan; and

     WHEREAS, pursuant to Section 17.1 Power to Amend, the Benefit Plans
                                       --------------
Committee of Ward ("Committee") has reserved the power to amend the Plan; and

     WHEREAS, on December 10, 1998 the Board amended the Plan to freeze the accrued benefits for all Plan participants as of January 2, 1999 ("Freeze Amendment") contingent upon the bankruptcy court's approval of the Plan restructuring involving a freeze of benefits under the Plan as of January 2, 1999 and directed the Committee to document the Freeze Amendment;

     WHEREAS, the Committee desires to amend the Plan and to document the Freeze Amendment.

     NOW, THEREFORE, the Plan is amended contingent upon the bankruptcy court's approval of the Plan restructuring involving a termination of the Plan in February, 1999 and the Freeze Amendment is hereby documented in the following manner:

     1. Contingent upon the bankruptcy court's approval of the Plan restructuring involving a termination of the Plan in February, 1999, Section 2.2 "Actuarial Equivalent" or "Equivalent Actuarial Value" is hereby amended by deleting the text of Subsection (a) thereof in its entirety and inserting the following in lieu thereof:

          "Effective April 1, 1999, the "30-Year Treasury Rate" is the annual interest rate on 30-Year Treasury securities specified by the Commissioner of the IRS for the month immediately preceding the month for which such rate is being determined. Notwithstanding the preceding sentence, for distributions occurring between April 1, 1999 and March 31, 2000, the 30-Year Treasury Rate shall be the rate as provided in the first sentence of this Subsection (a) unless the annual interest rate on 30-Year Treasury securities specified by the Commissioner of the IRS for the September preceding the first day of the Plan Year in which a distribution occurs ("September Rate") would produce a larger distribution, in which case the September Rate shall be the 30-Year Treasury Rate. For distributions occurring on or after January 1, 1996 and before March 31, 1999, the 30-Year Treasury Rate shall be the annual interest rate on 30-Year Treasury securities specified by the Commissioner of the IRS for the September preceding the first day of the Plan Year in which such distribution occurs."
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     2.   Contingent upon the bankruptcy court's approval of the Plan restructuring involving a freeze of benefits under the Plan as of January 2, 1999, Addendum C is hereby added to the Plan to read in its entirety as follows:

                                  "Addendum C
                                   ----------
                      Montgomery Ward & Co., Incorporated
                      -----------------------------------
                           Retirement Security Plan
                           ------------------------

          Frozen Benefit Accrual. Notwithstanding anything contained in the Plan
          ----------------------
     to the contrary, (i) no further benefits shall accrue for any Participant in the Plan after January 2, 1999, except as may be required to satisfy the top heavy requirements of Section 416 of the Code; (ii) each Participant who is actively employed with the Company on January 2, 1999 is fully Vested as of January 2, 1999 and (iii) no person shall become a Participant in the Plan after January 2, 1999. Subject to the foregoing, any Participant in the Plan on January 2, 1999 shall remain a Participant under the terms and conditions of the Plan as it may be amended from time to time."

     3. In all other respects, the Plan, as amended, shall continue in full force and effect.

                         MONTGOMERY WARD & CO., INCORPORATED

                         By: /s/ Philip Dobias
                             ----------------------------------------

                         Its: VP Comp, Benefits and HR Strategy
                              ---------------------------------------
ATTEST:

By: /s/ Jill M. Chapman
    -----------------------------

Its: Benefits Director
     ----------------------------

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